                                                                     Exhibit 4.2




================================================================================



                             AMENDED AND RESTATED

                                TRUST AGREEMENT

                                     AMONG

                           HOST MARRIOTT CORPORATION
                                 AS DEPOSITOR,

                       IBJ SCHRODER BANK & TRUST COMPANY
                             AS PROPERTY TRUSTEE,

                    DELAWARE TRUST CAPITAL MANAGEMENT, INC.
                             AS DELAWARE TRUSTEE,

                                      AND

                   THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                         DATED AS OF DECEMBER 2, 1996

                         HOST MARRIOTT FINANCIAL TRUST

================================================================================

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                   ARTICLE 1
                                 DEFINED TERMS

SECTION 1.1.  Definitions....................................................  2

                                   ARTICLE 2
                          ESTABLISHMENT OF THE TRUST

SECTION 2.1.  Name........................................................... 17
SECTION 2.2.  Office of the Delaware Trustee;
                 Principal Place of Business................................. 17
SECTION 2.3.  Organizational Expenses........................................ 17
SECTION 2.4.  Issuance of the Preferred Securi-
                 ties........................................................ 17
SECTION 2.5.  Subscription and Purchase of Deben-
                 tures; Issuance of the Common
                 Securities.................................................. 17
SECTION 2.6.  Declaration of Trust........................................... 18
SECTION 2.7.  Authorization to Enter into Certain
                 Transactions................................................ 18
SECTION 2.8.  Assets of Trust................................................ 24
SECTION 2.9.  Title to Trust Property........................................ 24

                                   ARTICLE 3
                                PAYMENT ACCOUNT

SECTION 3.1.  Payment Account................................................ 24

                                   ARTICLE 4
                DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION

SECTION 4.1.  Distributions.................................................. 25
SECTION 4.2.  Redemption..................................................... 26
SECTION 4.3.  Conversion..................................................... 29
SECTION 4.4.  Special Event Exchange or Redemp-
                 tion........................................................ 33
SECTION 4.5.  Subordination of Common Securities............................. 36
SECTION 4.6.  Payment Procedures............................................. 37
SECTION 4.7.  Tax Returns and Reports........................................ 37
SECTION 4.8.  Payment of Taxes, Duties, Etc. of
                 the Trust................................................... 37
SECTION 4.9.  Payments under Indenture....................................... 38

                                                                            PAGE
                           ARTICLE 5                                        ----
                 TRUST SECURITIES CERTIFICATES

SECTION 5.1.  Initial Ownership.............................................. 38
SECTION 5.2.  The Trust Securities Certificates.............................. 38
SECTION 5.3.  Delivery of Trust Securities Cer-
                 tificates................................................... 39
SECTION 5.4.  Registration of Transfer and Ex-
                 change of Preferred Securities;
                 Restrictions on Transfer.................................... 40
SECTION 5.5.  Mutilated, Destroyed, Lost or Sto-
                 len Trust Securities Certificates........................... 47
SECTION 5.6.  Persons Deemed Securityholders................................. 47
SECTION 5.7.  Access to List of Securityholders'
                 Names and Addresses......................................... 48
SECTION 5.8.  Maintenance of Office or Agency................................ 48
SECTION 5.9.  Appointment of Paying Agent.................................... 49
SECTION 5.10. Ownership of Common Securities by
                 Depositor................................................... 49
SECTION 5.11. Global Securities; Non-Global Secu-
                 rities; Common Securities Certif-
                 icate....................................................... 50
SECTION 5.12. Notices to Clearing Agency..................................... 51
SECTION 5.13. Definitive Preferred Securities
                 Certificates................................................ 52
SECTION 5.14. Rights of Securityholders...................................... 52
Section 5.15. Restrictive Legends............................................ 53

                                    ARTICLE 6
                    ACT OF SECURITYHOLDERS; MEETINGS; VOTING

SECTION 6.1.  Limitations on Voting Rights................................... 54
SECTION 6.2.  Notice of Meetings............................................. 57
SECTION 6.3.  Meetings of Preferred Security-
                 holders..................................................... 57
SECTION 6.4.  Voting Rights.................................................. 58
SECTION 6.5.  Proxies, Etc................................................... 58
SECTION 6.6.  Securityholder Action by Written
                 Consent..................................................... 58
SECTION 6.7.  Record Date for Voting and Other
                 Purposes.................................................... 59
SECTION 6.8.  Acts of Securityholders........................................ 59
SECTION 6.9.  Inspection of Records.......................................... 61

                                                                            PAGE
                                                                            ----
                                   ARTICLE 7

                        REPRESENTATIONS AND WARRANTIES

SECTION 7.1.  Representations and Warranties of
                 the Property Trustee and the Del-
                 aware Trustee............................................... 61
SECTION 7.2.  Representations and Warranties of
                 Depositor................................................... 63

                                   ARTICLE 8

                                 THE TRUSTEES

SECTION 8.1.  Certain Duties and Responsibili-
                 ties........................................................ 63
SECTION 8.2.  Notice of Defaults............................................. 66
SECTION 8.3.  Certain Rights of Property Trustee............................. 69
SECTION 8.4.  Not Responsible for Recitals or
                 Issuance of Securities...................................... 71
SECTION 8.5.  May Hold Securities............................................ 72
SECTION 8.6.  Compensation; Indemnity; Fees.................................. 72
SECTION 8.7.  Property Trustee Required; Eligi-
                 bility of Trustees.......................................... 73
SECTION 8.8.  Conflicting Interests.......................................... 73
SECTION 8.9.  Resignation and Removal; Appoint-
                 ment of Successor........................................... 74
SECTION 8.10. Acceptance of Appointment by Suc-
                 cessor...................................................... 76
SECTION 8.11. Merger, Conversion, Consolidation
                 or Succession to Business................................... 77
SECTION 8.12. Preferential Collection of Claims
                 Against Depositor or Trust.................................. 78
SECTION 8.13. Reports by Property Trustee.................................... 78
SECTION 8.14. Reports to the Property Trustee................................ 79
SECTION 8.15. Evidence of Compliance with Condi-
                 tions Precedent............................................. 79
SECTION 8.16. Number of Trustees............................................. 79
SECTION 8.17. Delegation of Power............................................ 80

                     ARTICLE 9

              TERMINATION, LIQUIDATION AND MERGER

SECTION 9.1.  Termination upon Expiration Date............................... 80
SECTION 9.2.  Early Termination.............................................. 80
SECTION 9.3.  Termination.................................................... 81
SECTION 9.4.  Liquidation.................................................... 81

                                                                            PAGE
                                                                            ----

SECTION 9.5.  Mergers, Consolidations,
                 Amalgamations or Replacements of
                 the Trust...................................................83

                                  ARTICLE 10
                           MISCELLANEOUS PROVISIONS

SECTION 10.1.  Limitation of Rights of
                  Securityholders............................................85
SECTION 10.2.  Amendment.....................................................85
SECTION 10.3.  Separability..................................................87
SECTION 10.4.  GOVERNING LAW.................................................87
SECTION 10.5.  Payments Due on Non-Business Day..............................87
SECTION 10.6.  Successors....................................................87
SECTION 10.7.  Headings......................................................88
SECTION 10.8.  Reports, Notices and Demands..................................88
SECTION 10.9.  Agreement Not to Petition.....................................89
SECTION 10.10. Trust Indenture Act; Conflict with
                  Trust Indenture Act........................................89
SECTION 10.11. Acceptance of Terms of Trust Agree-
                  ment, Guarantee and Indenture..............................90

                                  ARTICLE 11
                              REGISTRATION RIGHTS

SECTION 11.1.  Registration Rights...........................................90

EXHIBIT A      Certificate of Trust of Host Marriott Financial
                  Trust
EXHIBIT B      Form of Certificate Depositary Agreement
EXHIBIT C      Form of Common Securities of Host Marriott
                  Financial Trust
EXHIBIT D      Form of Preferred Securities of  Host Marriott
                  Financial Trust
EXHIBIT E      Form of Regulation S Certificate
EXHIBIT F      Form of Restricted Securities
                  Certificate
EXHIBIT G      Form of Unrestricted Securities Certificate
EXHIBIT H      Notice of Conversion

                               FINANCIAL TRUST*

                   Certain Sections of this Trust Agreement
                     relating to Sections 310 through 318
                       of the Trust Indenture Act of 1939:

           TRUST INDENTURE                                      TRUST AGREEMENT
             ACT SECTION                                            SECTION

Section 310   (a)(1)      .....................................  8.7
              (a)(2)      .....................................  8.7
              (a)(4)      .....................................  2.7(a)(ii)
              (b)         .....................................  8.8
Section 311   (a)         .....................................  8.12
              (b)         .....................................  8.12
Section 312   (a)         .....................................  5.7
              (b)         .....................................  5.7
              (c)         .....................................  5.7
Section 313   (a)         .....................................  8.13(a)
              (c)         .....................................  10.8
              (d)         .....................................  8.13(c)
              (a)(4)      .....................................  8.13(b)
              (b)         .....................................  8.13(b)
Section 314   (a)         .....................................  8.14
              (b)         .....................................  Not Applicable
              (c)(1)      .....................................  8.15
              (c)(2)      .....................................  8.15
              (c)(3)      .....................................  Not Applicable
              (d)         .....................................  Not Applicable
              (e)         .....................................  1.1, 8.15
Section 315   (a)         .....................................  8.1(a), 8.3(a)
              (b)         .....................................  8.2, 10.8
              (c)         .....................................  8.1(a)
              (d)         .....................................  8.1, 8.3
              (e)         .....................................  Not Applicable
Section 316   (a)         .....................................  Not Applicable
              (a)(1)(A)   .....................................  Not Applicable
              (a)(1)(B)   .....................................  Not Applicable
              (a)(2)      .....................................  Not Applicable
              (b)         .....................................  Not Applicable
              (c)         .....................................  6.7
Section 317   (a)(1)      .....................................  Not Applicable
              (b)         .....................................  5.9
Section 318   (a)         .....................................  10.10



------------------------
* Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                  AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 2, 1996 among (i) Host Marriott Corporation, a Delaware corporation (including any successors or assigns, "the Depositor"), (ii) IBJ Schroder Bank & Trust Company, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its personal capacity and not in its capacity as Property Trustee, the "Bank"), (iii) Delaware Trust Capital Management, Inc., a corporation duly organized and existing under the laws of the State of Delaware, as Delaware trustee (in such capacity, the "Delaware Trustee"), (iv) Robert E. Parsons, Jr., an individual, Bruce D. Wardinski, an individual, and Christopher
G. Townsend, an individual, each of whose address is c/o Host Marriott Corporation, 10400 Fernwood Road, Bethesda, Maryland 20817, each, an "Administrative Trustee" and, collectively, the "Administrative Trustees" and, collectively with the Property Trustee and Delaware Trustee, the "Trustees") and
(iv) the several Holders as hereinafter defined.

                              W I T N E S S E T H:

                  WHEREAS, the Depositor and certain of the Trustees have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into of that certain Trust Agreement, dated as of November 25, 1996 (the "Original Trust Agreement"), and by the execution and filing by certain of the Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on November 25, 1996, attached as Exhibit A, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in the Debentures (as defined herein);

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

                  WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Purchase Agreement and (iii) the acquisition by the

Trust from the Depositor of all of the right, title and interest in the Debentures;

                  NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other party and for the benefit of the Holders of the Preferred Securities, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   ARTICLE 1
                                 DEFINED TERMS

                  SECTION 1.1.  Definitions.  For all purposes of
this Trust Agreement, except as otherwise expressly pro-vided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

                  "Act" has the meaning specified in Section 6.8.

                  "Additional Amount" means, with respect to the Trust Securities, the amount of Additional Interest (as defined in the Indenture) paid by the Depositor on the Debentures.

                  "Additional Sums" means, with respect to the Trust Securities, the amount of Additional Sums (as defined in the Indenture) paid by the Depositor on the Debentures.

                  "Administrative Trustee" means each of Robert E. Parsons, Jr., Bruce D. Wardinski and Christopher G. Townsend, each solely in his capacity as Administrative Trustee of the Trust formed and continued hereunder and not in his individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor administrative trustee appointed as herein provided.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however that an Affiliate of the Depositor shall not be deemed to include the Trust. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Certificate or beneficial interest therein, the rules and procedures of Euroclear and Cedel, and of the Clearing Agency for such security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Bank" has the meaning specified in the preamble to this Trust Agreement.

                  "Bankruptcy Event" means, with respect to any Person:

                  (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (b) the institution by such Person of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

                  "Bankruptcy Laws" has the meaning specified in Section 10.9.

                  "Board of Directors" means either the board of directors of the Depositor or any committee of that board duly authorized to act hereunder.

                  "Book-Entry Preferred Securities Certificates" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.11.

                  "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Property Trustee or the corporate trust office of the Debenture Trustee, is closed for business.

                  "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

                  "Certificated Preferred Security" has the meaning specified in
Section 5.2.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company will be the initial Clearing Agency.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means the first Time of Delivery (as defined in the Purchase Agreement), which date is also the date of execution and delivery of this Trust Agreement.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

                  "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $50 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Common Stock" means common stock, $1.00 par value per share, of the Depositor.

                  "Conversion Agent" has the meaning specified in Section 4.3.

                  "Conversion Date" has the meaning specified in Section 4.3.

                  "Conversion Expiration Date" means the date selected by the Depositor not less than 30 days nor more than 60 days after the date on which the Depositor issues a press release announcing its intention to terminate the conversion rights of the Holders.

                  "Conversion Price" has the meaning specified in Section 4.3.

                  "Corporate Trust Office" means the principal corporate trust office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at One State Street, 11th Floor, New York, New York 10004, Attention: Corporate Trust & Agency Department.

                  "Current Market Price", with respect to Common Stock, means for any day the last reported sale price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange Composite Transactions Tape, or, if Common Stock is not listed or admitted to trading on the New York Stock Exchange on such day, on the principal national securities exchange on which Common Stock is listed or admitted to trading, if Common Stock is listed on a national securities exchange, or the Nasdaq National Market, or, if Common Stock is not quoted or admitted to trading on such quotation system, on the principal quotation system on which Common Stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting ser-vice, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

                  "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

                  "Debenture Redemption Date" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption thereof under the Indenture.

                  "Debenture Trustee" means IBJ Schroder Bank & Trust Company, a New York banking corporation, as trustee under the Indenture.

                  "Debentures" means $567,050,000 aggregate principal amount of the Depositor's 6 3/4% convertible subordinated debentures issued pursuant to the Indenture.

                  "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (a) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(a) and (b) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

                  "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (ss.) 3801, et. seq., as it may be amended from time to time.

                  "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

                  "Depositor" has the meaning specified in the preamble to this Trust Agreement.

                  "Direct Action" has the meaning specified in Section 6.8.

                  "Distribution Date" has the meaning specified in Section
4.1(a).

                  "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

                  "Early Termination Event" has the meaning specified in Section 9.2.

                  "Event of Default" means the occurrence of a Debenture Event of Default, whatever the reason for such Debenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                  "Exchange Notice" has the meaning specified in Section 4.4(b).

                  "Expiration Date" has the meaning specified in Section 9.1.

                  "Global Certificate" means a Preferred Security that is registered in the Securities Register in the name of a Clearing Agency or a nominee thereof.

                  "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and IBJ Schroder Bank & Trust Company, a New York banking corporation, as guarantee trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

                  "Holder" means a Person in whose name a Trust Securities Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Delaware Business Trust Act.

                  "Indenture" means the Convertible Subordinated Indenture, dated as of December 2, 1996 between the Depositor and the Debenture Trustee, as amended or supplemented from time to time.

                  "Investment Company Event" means the receipt by the Property Trustee, on behalf of the Trust, of an

Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law") that there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities under this Trust Agreement.

                  "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                  "Liquidated Damages" has the meaning specified under the Indenture.

                  "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $50 per Trust Security.

                  "Liquidation Date" means each date on which Debentures or cash are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 9.4(a).

                  "Liquidation Distribution" has the meaning specified in
Section 9.4(d).

                  "1940 Act" means the Investment Company Act of 1940, as amended.

                  "Notice of Conversion" means the notice given by a holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Security for Debentures and to convert such Debentures into Common Stock on behalf of such holder. Such notice is substantially in the form set forth in Exhibit H.

                  "Officers' Certificate" means a certificate signed by (i) the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by (ii) the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.15 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant of condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and who may be an employee of any thereof, and who shall be acceptable to the Property Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                  (a) a statement that each individual signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each individual in rendering the Opinion of Counsel;

                  (c) a statement that each individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  "Optional Redemption Price" means, except as set forth below, with respect to the Preferred Securities, the following percentages of the Liquidation Amounts thereof, and accumulated and unpaid Distributions, if any, to the date fixed for redemption if redeemed during the twelve-month period commencing December 2 in each of the following years indicated:

       Year       Redemption Price             Year         Redemption Price
       ----       ----------------             ----         ----------------
       1999           104.725%                 2003             102.025%

       2000           104.050%                 2004             101.350%

       2001           103.375%                 2005             100.675%

       2002           102.700%             2006 and               100%
                                           thereafter

                  In the event of a redemption of Trust Securities upon the occurrence of a Tax Event, Trust Securities shall be redeemed at the redemption price of $50 per Trust Security and all accumulated and unpaid Distributions, if any to the date fixed for redemption.

                  In the event of a redemption of Trust Securities pursuant to
Section 4.2(a)(ii), Trust Securities shall be redeemed as the redemption price specified therein.

                  "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

                  "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

                  (a) Trust Securities theretofore cancelled by the Securities Registrar or delivered to the Securities Registrar for cancellation or tendered for conversion;

                  (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

                  (c) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Section 5.5:

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities that such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Securities Registrar the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

                  "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

                  "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9.

                  "Payment Account" means a segregated non-interest bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.1.

                  "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

                  "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit D.

                  "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $50 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

                  "Purchase Agreement" means the Purchase Agreement, dated as of November 25, 1996 among the Trust, the Depositor and the Purchasers named therein.

                  "Redemption Date" means, with respect to any Trust Security to be redeemed, each Debenture Redemption Date.

                  "Redemption Price" means, with respect to any Trust Security, $50 per Trust Security, plus accumulated and unpaid Distributions (including any Additional Sums) to the date of redemption.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated December 2, 1996, among the Depositor, the Trust, and the Purchasers named in the Purchase Agreement.

                  "Regulation S Certificate" means a certificate substantially in the form set forth in Exhibit E.

                  "Regulation S Global Certificate" has the meaning specified in
Section 5.2.

                  "Regulation S Legend" has the meaning specified in Section 5.15(b).

                  "Regulation S Preferred Security" means all Preferred Securities required pursuant to Section 5.4(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Certificate.

                  "Relevant Trustee" has the meaning specified in Section 8.9.

                  "Restricted Global Certificate" has the meaning specified in
Section 5.2.

                  "Restricted Period" means, with respect to the Preferred Securities, the one-year period, and with respect to the Debentures or the Common Stock issuable on conversion of the Preferred Securities, the 40-day period, in either case following the last original issue date of the Preferred Securities (including any Preferred Securities issued to cover over-allotments).

                  "Restricted Securities" means all Preferred Securities required pursuant to Section 5.4 to bear any Restricted Securities Legend. Such term includes the Restricted Global Certificate.

                  "Restricted Securities Certificate" means a certificate substantially in the form set forth in Exhibit F.

                  "Restricted Securities Legend" has the meaning specified in
Section 5.15(a).

                  "Rights" has the meaning specified in Section 4.3.

                  "Rule 144A Preferred Securities" has the meaning specified in
Section 5.2.

                  "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

                  "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

                  "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

                  "Special Event" means a Tax Event or an Investment Company Event.

                  "Successor Property Trustee" has the meaning specified in
Section 8.9.

                  "Successor Delaware Trustee" has the meaning specified in
Section 8.9.

                  "Successor Securities" has the meaning specified in Section
9.5.

                  "Tax Event" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under this Trust Agreement, there is more than an insubstantial risk in each case after the date thereof that (i) the Trust is, or will be within 90 days after the date thereof, subject to United State Federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Depositor on the Debentures is not, or will not be, within

90 days after the date hereof, deductible, in whole or in part, for United States Federal income tax purposes or (iii) the Trust is, or will be within 90 days after the date thereof, subject to more than de minimus amount of other taxes, duties, assessments or other governmental charges.

                  "Trust" means the Delaware business trust continued hereby and identified on the cover page of this Trust Agreement.

                  "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing to be held by the Property Trustee pursuant to the terms of this Trust Agreement for the benefit of the Securityholders.

                  "Trust Security" means any one of the Common Securities or the Preferred Securities.

                  "Trust Securities Certificate" means any one of the Common Securities Certificates, the Global Certificates or the Certificated Preferred Securities.

                  "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

                  "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Exhibit G.

                                   ARTICLE 2

                          ESTABLISHMENT OF THE TRUST

                  SECTION 2.1. Name. The Trust continued hereby shall be known as "Host Marriott Financial Trust", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                  SECTION 2.2. Office of the Delaware Trustee; Principal Place of Business. The address of the Delaware Trustee in the State of Delaware is 900 Market Street, Wilmington, Delaware 19801, Attention: Corporate Trust, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is 10400 Fernwood Road, Bethesda, Maryland, 20817.

                  SECTION 2.3. Organizational Expenses. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

                  SECTION 2.4. Issuance of the Preferred Securities. On November 25, 1996 the Depositor and an Administrative Trustee on behalf of the Trust executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Purchasers named therein Preferred Securities Certificates, in an aggregate amount of 11,000,000 Preferred Securities having an aggregate Liquidation Amount of $550,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $550,000,000, which amount the Administrative Trustees shall promptly deliver to the Property Trustee.

                  SECTION 2.5. Subscription and Purchase of Debentures; Issuance of the Common Securities. Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor Debentures, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to $567,050,000, and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $567,050,000. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Depositor Common Securities Certificates registered in the name of the Depositor, in an aggregate amount of 341,000 Common Securities having an aggregate Liquidation Amount of $17,050,000 against receipt of the aggregate purchase price of such Common Securities from the Depositor of the sum of $17,050,000.

                  SECTION 2.6. Declaration of Trust. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures, (b) to distribute the Trust's income as provided in this Trust Agreement and (c) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Delaware Business Trust Act.

                  SECTION 2.7. Authorization to Enter into Certain Transactions.
(a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in Section
2.6 and paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the exclusive power, duty and the authority to cause the Trust to engage in the following activities:

                  (i) As among the Trustees, each Administrative Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                                    (A) to issue and sell the Trust Securities,
                  provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted to the initial purchasers in the Purchase Agreement, subject to the issuance of Trust Securities pursuant to Section 5.5 and Successor Securities pursuant to Section 9.5;

                                    (B) to cause the Trust to enter into, and to
                  execute, deliver and perform on behalf of the Trust, the Registration Rights Agreement, the Purchase Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or incidental to the purposes and function of the Trust;

                                    (C) to assist in the registration of the
                  Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                                    (D) to assist in the listing of the
                  Preferred Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing (only to the extent that such listing or registration is requested by the Depositor);

                                    (E) to appoint a Paying Agent, a Se-
                  curities Registrar and an authenticating agent in accordance with this Trust Agreement;

                                    (F) to the extent provided in this Trust
                  Agreement, to wind up the affairs of and liquidate the Trust and prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware;

                                    (G) unless otherwise determined by the
                  Depositor, the Property Trustee or the Administrative Trustees, or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any other Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement; and

                                    (H) to take any action incidental to the
                  foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement including, but not limited to:

                                    (i)   causing the Trust not to be deemed
                         to be an Investment Company required to be registered under the 1940 Act;

                                    (ii)  causing the Trust to be classified for
                         United States Federal income tax purposes as a grantor trust; and

                                    (iii) cooperating with the Depositor to
                           ensure that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes;

                  provided that such action does not adversely affect in any material respect the interests of Securityholders except as otherwise provided in Section 10.2(a).

                  (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                                    (A)  the establishment of the Payment
                  Account;

                                    (B)  the receipt of and taking title to
                  the Debentures;

                                    (C)  the collection of interest, principal
                  and any other payments made in respect of the Debentures in the Payment Account;

                                    (D)  the distribution from the Trust
                  Property of amounts owed to the Securityholders in respect of the Trust Securities;

                                    (E)  the exercise of all of the rights,
                  powers and privileges of a holder of the Debentures;

                                    (F)  the sending of notices of default,
                  other notices and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

                                    (G)  the distribution of the Trust Property
                  in accordance with the terms of this Trust Agreement;

                                    (H)  to the extent provided in this Trust
                  Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                                    (I) after an Event of Default, the taking of
                  any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

                                    (J) subject to this Section 2.7(a)(ii), the
                  Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.7(a)(i); and

                                    (K) to act as Paying Agent and/or Securities
                  Registrar to the extent appointed as such hereunder.

                  (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trust shall not, and the Trustees shall not and shall cause the Trust not to (i) invest any proceeds received by the Trust from holding the Debentures (rather, the Trustees shall distribute all such proceeds to the Securityholders pursuant to the terms of this Trust Agreement and the Trust Securities), acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States Federal income tax purposes, (iv) make any loans or incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever except as permitted by the terms of this Trust Agreement, or (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Adminis-trative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                  (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, with the following actions (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                  (i) to file by the Trust with the Commission and to execute on behalf of the Trust a registration statement on the appropriate form in relation to the Preferred Securities, including any amendments thereto;

                  (ii) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

                  (iii) to the extent necessary, to prepare for filing by the Trust with the Commission and to execute on behalf of the Trust a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto (it being understood that neither the Trust nor the Depositor has any obligation under the Indenture, the Purchase Agreement or the Trust Agreement to register any Trust Securities under the Securities Exchange Act of 1934, as amended or to list any Trust Securities on any securities exchange);

                  (iv) any other actions necessary or incidental to carry out any of the foregoing activities.

                  (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or taxed as a corporation for United States Federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes, so long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities except as otherwise provided in Section 10.2(a).

                  SECTION 2.8. Assets of Trust. The assets of the Trust shall consist of only the Trust Property.

                  SECTION 2.9. Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Trust Agreement. The Securityholder shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                                   ARTICLE 3
                                PAYMENT ACCOUNT

                  SECTION 3.1. Payment Account. (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

                  (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE 4
                DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION

                  SECTION 4.1. Distributions. (a) Distributions on the Trust Securities shall be cumulative, and shall accrue from the date of original issuance, or the most recent Distribution Date (as defined herein) and, except in the event that the Depositor exercises its right to defer the payment of interest on the Debentures pursuant to the Indenture, shall be payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 1997 (which dates correspond to the interest payment dates on the Debentures), when, as and if available for payment by the Property Trustee, as further described in paragraph (c) of this Section 4.1. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distributions shall be made on the next succeeding day which is a Business Day (and no interest shall accrue for the period from and after such date until the next succeeding Business Day) with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

                  (b) The Trust Securities represent undivided beneficial interests in the Trust Property, and the Distributions on the Trust Securities shall be payable at a rate of 6 3/4% per annum of the Liquidation Amount of the Trust Securities, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full month, Distributions shall reflect interest on Debentures computed on the basis of the actual number of elapsed days based on a 360-day year. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

                  (c) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

                  (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) next preceding such Distribution Date.

                  SECTION 4.2. Redemption. (a) (i) Upon an optional redemption (as set forth in the Indenture) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, including pursuant to Section 4.4, at the Optional Redemption Price, and upon a mandatory redemption (as set forth in the Indenture) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities, having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, at the Redemption Price.

                           (ii) If at any time following the Conversion
                  Expiration Date, less than five percent (5%) in principal amount of the Debentures originally issued by the Depositor remain outstanding, such Debentures are redeemable, at the option of the Depositor, in whole but not in part, at a redemption price equal to the aggregate principal amount thereof, and all accrued and unpaid interest; in such event, the proceeds from such redemption shall be applied to redeem the Outstanding Trust Securities.

                  (b) Notice of redemption (which notice will be irrevocable) shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to the

Depositor and each Holder of Trust Securities to be redeemed, at such Holder's address as it appears in the Securities Register. All notices of redemption shall state:

               (i)  the Redemption Date;

               (ii) the Redemption Price or the Optional Redemption Price, as the case may be;

               (iii)  the CUSIP number;

               (iv) if less than all of the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

               (v) If the Preferred Securities are convertible, (A) that a Holder of Preferred Securities who desires to convert such Preferred Securities called for redemption must satisfy the requirements for conversion contained in Section 4.3 below, (B) the Conversion Price and (C), if previously determined, the Conversion Expiration Date;

               (vi) that on the Redemption Date the Redemption Price or the Optional Redemption Price, as the case may be, will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date; and

               (vii) the place or places where such Trust Securities are to be surrendered for payment of the Redemption Price or the Optional Redemption Price, as the case may be.

          (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price or the Optional Redemption Price, as the case may be, with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price or the Optional Redemption Price, as the case may be, shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price or the Optional Redemption Price, as the case may be.

                  (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, so long as and to the extent the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price. If the Preferred Securities are no longer in book-entry only form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price or Optional Redemption Price, as the case may be, on such Preferred Securities held in certificated form and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price or the Optional Redemption Price, as the case may be, to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price or the Optional Redemption Price, as the case may be, but without interest, and such Trust Securities will cease to be Outstanding. In the event that any date on which any Redemption Price or the Optional Redemption Price, as the case may be, is payable is not a Business Day, then payment of the Redemption Price or the Optional Redemption Price, as the case may be, payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

                  (e) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities that are to be redeemed. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by lot or by such other method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $50 or an integral multiple of $50 in excess thereof) of the liquidation amount of the Preferred Securities. The Property Trustee shall promptly notify the Securities Registrar and the Conversion Agent in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed; it being understood that, in the case of Preferred Securities registered in the name of and held of record by the Clearing Agency (or any successor) or any nominee, the distribution of the proceeds of such redemption will be made in accordance with the procedures of the Clearing Agency or its nominee. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed. In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange of any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all holders of Preferred Securities to be so redeemed or (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

                  SECTION 4.3. Conversion. The Holders of Trust Securities, subject to the limitations set forth in this Section, shall have the right at any time prior to the Conversion Expiration Date, at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

                           (i) The Trust Securities will be convertible into
                  fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Trust Securities for a portion of the Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an initial rate of 2.6876 shares of Common Stock for each Trust Security (which is equivalent to a conversion price of $18.604 per $50 principal amount of Debentures), subject to certain adjustments set forth in the Indenture (as so adjusted, "Conversion Price").

                           (ii) In order to convert Trust Securities into Common
                  Stock, the Holder of such Trust Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion to convert Trust Securities on behalf of such Holder, together, if the Trust Securities are in certificated form, with such certificates. The Notice of Conversion shall (i) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (ii) direct the Conversion Agent
                  (a) to exchange such Trust Securities for a portion of the Debentures held by the Property Trustee (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures, on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Property Trustee of the Holder's election to exchange Trust Securities for a portion of the Debentures held by the Property Trustee and the Property Trustee shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Depositor of the Holder's election to convert such Debentures into shares of Common Stock. Holders of Trust Securities at the close of business on a Distribution payment record date will be entitled to receive the Distribution paid on such Trust Securities on the corresponding Distribution Date notwithstanding the conversion of such Trust Securities following such record date but prior to such Distribution Date. Except as provided above, neither the Trust nor the Depositor will make, or be required to make, any payment, allowance or ad-justment upon any conversion on account of any accumulated and unpaid Distributions whether or not in arrears accrued on the Trust Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion. Trust Securities shall be deemed to have been converted immediately prior to the close of business on the day on which an irrevocable Notice of Conversion relating to such Trust Securities is received by the Conversion Agent in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock on the date of conversion. As promptly as practicable on or after the Conversion Date, the Depositor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

                           (iii) On and after December 2, 1999, the Depositor
                  may, at its option, cause the conversion rights of holders of the Debentures (and the corresponding conversion rights of Holders of Trust Securities) to expire; provided, however, that the Depositor may exercise this option only if for 20 trading days within any period of 30 consecutive trading days, including the last trading day of such period, the Current Market Price of Common Stock exceeds 120% of the Conversion Price.

                           In order to exercise its option to terminate the
                  conversion rights of the Debentures, the Depositor must issue a press release for publication on the Dow Jones News Service announcing the Conversion Expiration Date prior to the opening of business on the second trading day after any period in which the condition in the preceding sen tence has been met, but in no event prior to December 2, 1999. The press release shall announce the Conversion Expiration Date (which may not occur sooner than 30 nor more than 60 days after the Depositor issues the press release announcing its intention to terminate the conversion rights of the Debentures) and provide the current Conversion Price and Current Market Price of Common Stock, in each case as of the close of business on the trading day next preceding the date of the press release. Conversion rights will terminate at the close of business on the Conversion Expiration Date.

                           The Depositor, or at the request of the Depositor,
                  the Property Trustee shall send notice of the expiration of conversion rights by first-class mail to the Holders of the Trust Securities and the holders of the Debentures not more than four Business Days after the Depositor issues the press release or, if the Property Trustee is requested to send such notice, which shall be on the date of such press release, after the Depositor delivers written instructions to the Property Trustee containing the information required by the next sentence to be in the notice. Such mailed notice of the expiration of the conversion rights of the Holders shall state: (A) the Conversion Expiration Date; (B) the Conversion Price of the Trust Securities and the Current Market Price of the Common Stock, in each case as of the close of business on the Business Day next preceding the date of the notice of expiration of the conversion rights of the Holders; (C) the place or places at which Trust Securities may be surrendered prior to the Conversion Expiration Date for certificates representing shares of Common Stock; and (D) such other information or instructions as the Depositor deems necessary or advisable to enable a Holder to exercise its conversion right hereunder. No defect in the notice of expiration of the conversion rights of the Holders or in the mailing thereof with respect to any Trust Security shall affect the validity of such notice with respect to any other Trust Security. As of the close of business on the Conversion Expiration Date, the Debentures (and correspondingly, the Trust Securities) shall no longer be convertible into Common Stock. In the event that the Depositor does not exercise its option to terminate the conversion rights of the Debentures, the Conversion Expiration Date with respect to the Trust Securities will be the close of business two Business Days preceding the date set for redemption of the Trust Securities upon the mandatory or optional redemption of the Debentures.

                           (iv) Each Holder of a Trust Security by its
                  acceptance thereof initially appoints IBJ Schroder Bank & Trust Company not in its individual capacity but solely as conversion agent (the "Conversion Agent") for the purpose of effecting the conversion of Trust Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Trust Securities from time to time for Debentures held by the Trust in connection with the conversion of such Trust Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section and to deliver to the Property Trustee any new Debenture or Debentures for any resulting unconverted principal amount delivered to the Conversion Agent by the Debenture Trustee.

                           (v) No fractional shares of Common Stock will be
                  issued as a result of conversion, but, in lieu thereof, such fractional interest will be paid in cash by the Depositor to the Conversion Agent in an amount equal to the Current Market Price of the fractional share of the Common Stock, and the Conversion Agent will in turn make such payment to the Holder or Holders of Trust Securities so converted.

                           (vi) Nothing in this Section 4.3 shall limit the
                  requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Agreement or otherwise required of the Property Trustee or the Trust to pay any amounts on account of such withholdings.

                  SECTION 4.4. Special Event Exchange or Redemption. (a) If a Special Event shall occur and be continuing, the Property Trustee shall direct the Conversion Agent to exchange all Outstanding Trust Securities for Debentures having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities to be exchanged and with accrued interest in an amount equal to any unpaid Distribution (including any Additional Amounts) on the Trust Securities; provided, however, that, in the case of a Tax Event, the Depositor shall have the right to (i) direct that less than all, or none, as appropriate, of the Trust Securities be so exchanged if and for so long as the Depositor shall have elected to pay any Additional Sums (as defined in the Indenture) such that the amount received by Holders of Trust Securities not so exchanged in respect of Distributions and other distributions are not reduced as a result of such Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) cause the Trust Securities to be redeemed in the manner set forth below. If a Tax Event shall occur or be continuing, the Depositor shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures, in whole or in part, for cash upon the later of (i) 90 days following the occurrence of such Tax Event or (ii) December 2, 1999. Promptly following such redemption, Trust Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Optional Redemption Price on a pro rata basis.

                  (b) Notice of any exchange pursuant to this Section 4.4 (an "Exchange Notice") of the Trust Securities, which Exchange Notice shall be irrevocable, will be given by the Property Trustee by first-class mail to the Depositor and to each record Holder of Trust Securities to be exchanged not fewer than 30 nor more than 60 days prior to the date fixed for exchange thereof. For purposes of the calculation of the date of exchange and the dates on which notices are given pursuant to this paragraph (b), an Exchange Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to each Holder. Each Exchange Notice shall be addressed to each Holder of Trust Securities at the address of such Holder appearing in the books and records of the Trust. Each Ex-change Notice shall state: (A) the exchange date; (B) the aggregate Liquidation Amount and any unpaid Distributions (including any Additional Amounts) on the Trust Securities to be exchanged and the aggregate principal amount and any accrued interest on the Debentures to be exchanged therefor; (C) that on the exchange date the Trust Securities to be so exchanged shall be exchanged for Debentures and that Distributions on the Trust Securities so exchanged will cease to accumulate on and after said date; and (D) the identity of the Conversion Agent, if any, and the place or places where each Trust Certificate to be exchanged is to be surrendered in exchange for Debentures. No defect in the Exchange Notice or in the mailing thereof with respect to any Trust Security shall affect the validity of the exchange proceedings for any other Trust Security.

                  (c) In the event that fewer than all the Outstanding Preferred Securities are to be exchanged, then, on the exchange date, (i) if all of the Outstanding Preferred Securities are represented by Definitive Preferred Securities Certificates, the particular Preferred Securities to be exchanged will be selected by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption or exchange on a pro rata basis,
(ii) if all of the Outstanding Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Property Trustee shall provide for the selection for exchange of a portion of the Global Certificate representing the Book-Entry Preferred Securities Certificates on a pro rata basis and (iii) if Outstanding Trust Securities are represented by both Definitive Preferred Securities Certificates and Book-Entry Preferred Securities Certificates, the Property Trustee shall select the portion of the Global Certificate representing the Book-Entry Preferred Securities Certificates and the particular Outstanding Preferred Securities represented by Definitive Preferred Securities Certificates to be exchanged on a pro rata basis. In the case of clause (ii) or (iii) above, the particular Book-Entry Preferred Securities Certificates to be exchanged shall be selected in accordance with the applicable rules and procedures for the Clearing Agency in whose name, or whose nominee's name, such global certificate is then held. Any Preferred Securities Certificate that is to be exchanged only in part shall be surrendered with due endorsement or by a written instrument of transfer fully executed by the Holder thereof (or its attorney duly authorized in writing) and the Trust shall prepare and deliver to such Holder, without service charge, a new

Preferred Securities Certificate or Certificates in aggregate stated Liquidation Amount equal to, and in exchange for, the unredeemed portion of the Preferred Securities Certificate so surrendered. The Common Securities shall be exchanged in a similar manner.

                  (d) In the event of an exchange pursuant to this Section 4.4, on the date fixed for any such exchange, (i) if the Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Clearing Agency of its nominee, as the record Holder of the Preferred Securities, will exchange through the Conversion Agent the Global Certificate representing the Preferred Securities to be exchanged for a registered Global Certificate or certificates representing the Debentures to be delivered upon such exchange, (ii) if the Preferred Securities are represented by Definitive Preferred Securities Certificates, the certificates representing the Preferred Securities to be so exchanged will be deemed to represent Debentures having a principal amount equal to the aggregate stated Liquidation Amount of such Preferred Securities until such certificates are presented to the Conversion Agent for exchange for definitive certificates representing Debentures and (iii) all rights of the Holders of the Preferred Securities so exchanged will cease, except for the right of such Holders to receive Debentures. The Common Securities shall be exchanged in a similar manner

                  (e) Each Holder, by becoming a party to this Agreement pursuant to Section 10.11 of this Agreement, will be deemed to have agreed to be bound by these exchange provisions in regard to the exchange of Trust Securities for Debentures pursuant to the terms described above.

                  (f) Nothing in this Section 4.4 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Agreement or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

                  SECTION 4.5. Subordination of Common Securities. Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date an Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or the Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

                  SECTION 4.6. Payment Procedures. Payments in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, in accordance with the Certificate Depositary Agreement on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

                  SECTION 4.7. Tax Returns and Reports. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States Federal, State and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder a Form 1099 or the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States Federal withholding and backup withhold-ing tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

                  SECTION 4.8. Payment of Taxes, Duties, Etc. of the Trust. Upon receipt under the Debentures of Additional Sums, the Property Trustee, upon receipt of written notice from the Depositor or the Administrative Trustees, shall promptly pay from such Additional Sums any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

                  SECTION 4.9. Payments under Indenture. Any amount payable hereunder to any Holder of Preferred Securities (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to Section 5.8 of the Indenture in accordance with the terms of Section 6.8 hereof.

                                   ARTICLE 5

                         TRUST SECURITIES CERTIFICATES

                  SECTION 5.1. Initial Ownership. Upon the formation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

                  SECTION 5.2. The Trust Securities Certificates. The Preferred Securities Certificates shall be issued in minimum denominations of $50 Liquidation Amount and integral multiples of $50 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $50 Liquidation Amount and integral multiples thereof. The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust. Preferred Securities initially sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act ("Rule 144A Preferred Securities") initially will be represented by one or more certificates in regis-tered, global form (collectively, the "Restricted Global Certificate"). Preferred Securities initially sold in off-shore transactions in reliance on Regulation S ("Regulation

S Preferred Securities") initially will be represented by one or more certificates in registered, global form (collectively, the "Regulation S Global Certificate" and, together with the Restricted Global Certificate, the "Global Certificates"). Preferred Securities initially transferred, in accordance with
Section 5.4, to institutional accredited investors in a manner exempt from the registration requirements of the Securities Act will be exchanged for Preferred Securities in registered, certificated form (the "Certificated Preferred Securities"). The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and authenticated by the Property Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.4.

                  SECTION 5.3. Delivery of Trust Securities Certificates. On the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor, signed by its Chairman of the Board, any Vice Chairman, its President, any Senior Vice President or any Vice President, Treasurer or Assistant Treasurer or Controller without further corporate action by the Depositor, in authorized denominations.

                  A Trust Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Trust Security Certificate has been authenticated under this Trust Agreement. Upon a writ-ten order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Trust Security Certificates for original issue.

                  The Property Trustee may appoint an authenticating agent acceptable to the Administrative Trustees to authenticate Trust Security Certificates. An authenticating agent may authenticate Trust Security Certificates whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Depositor or an Affiliate with respect to the authentication of Trust Securities.

                  SECTION 5.4. Registration of Transfer and Exchange of Preferred Securities; Restrictions on Transfer. (a) The Securities Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to
Section 5.8, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

                  Subject to the other provisions of this Trust Agreement regarding restrictions on transfer, upon surrender for registration of transfer of any Preferred Security at an office or agency of the Depositor designated pursuant to Section 5.8 for such purpose, the Depositor shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Trust Agreement.

                  At the option of the Holder, and subject to the other provisions of this Section 5.4, Preferred Securities may be exchanged for other Preferred Securities of any authorized denomination and of a like Liquidation Amount, upon surrender of the Preferred Securities to be exchanged at any such office or agency. Whenever any Preferred Securities are so surrendered for exchange, the Depositor shall execute, and the Property Trustee shall authenticate and deliver, the Preferred Securities which the Holder making the exchange is entitled to receive.

                  All Preferred Securities issued upon any registration of transfer or exchange of Preferred Securities shall be the valid obligations of the Depositor, evidencing the same debt, and entitled to the same benefits under this Trust Agreement, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Preferred Security presented or surrendered for registration of transfer or for exchange shall (if so requested by the Depositor or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor and the Securities Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

                  (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Trust Agreement or the Preferred Securities, transfers and exchanges of Preferred Securities and beneficial interests in a Global Certificate of the kinds specified in this Section 5.4(b) shall be made only in accordance with this Section 5.4(b).

                           (i) Restricted Global Certificate to Regulation S Global Certificate. If the owner of a beneficial interest in the Restricted Global Certificate wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Certificate, such transfer may be effected in accordance with the provisions of this Clause (b)(i) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Property Trustee, as Securities Registrar, of (A) an order given by the Clearing Agency or its authorized representative directing that a beneficial interest in the Regulation S Global Certificate in a specified principal amount be credited to a specified participant's account and that a beneficial interest in the Restricted Global Certificate in an equal principal amount be debited from another specified participant's account and (B) a Regulation S Cer-tificate, satisfactory to the Property Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Certificate or his attorney duly authorized in writing, then the Property Trustee, as Securities Registrar but subject to Clause
         (b)(vii) below, shall reduce the share number of the Restricted Global Certificate and increase the share number of the Regulation S Global Certificate by such specified principal amount as provided in Section 5.11(b).

                           (ii) Regulation S Global Certificate to Restricted Global Certificate. If the owner of a beneficial interest in the Regulation S Global Certificate wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Certificate, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Property Trustee, as Securities Registrar, of (A) an order given by the Clearing Agency or its authorized representative directing that a beneficial interest in the Restricted Global Certificate in a specified principal amount be credited to a specified participant's account and that a beneficial interest in the Regulation S Global Certificate in an equal principal amount be debited from another specified participant's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Property Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Certificate or his attorney duly authorized in writing, then the Property Trustee, as Securities Registrar, shall reduce the principal amount of the Regulation S Global Certificate and increase the principal amount of the Restricted Global Certificate by such specified principal amount as provided in Section 5.11(b).

                           (iii)  Restricted Non-Global Certificate to
         Restricted Global Certificate or Regulation S Global Certificate. If the Holder of a Restricted Security (other than a Global Certificate) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Certificate or the Regulation S Global Certificate, such transfer may be effected only in accordance with the provisions of this Clause (b)(iii) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Property Trustee, as Securities Registrar, of (A) such Restricted Security as provided in Section 5.4(a) and instructions satisfactory to the Property Trustee directing that a beneficial interest in the Restricted Global Certificate or Regulation S Global Certificate in a specified principal amount not greater than the share amount of such Preferred Security be credited to a specified participant's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Certificate, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Certificate, in either case satisfactory to the Property Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Property Trustee, as Securities Registrar but subject to Clause (b)(vii) below, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 5.4(a) and increase the principal amount of the Restricted Global Certificate or the Regulation S Global Certificate, as the case may be, by the specified principal amount as provided in Section 5.11(b).

                           (iv) Regulation S Non-Global Certificate to
         Restricted Global Certificate or Regulation S Global Certificate. If the Holder of a Regulation S Preferred Security (other than a Global Certificate) wishes at any time to transfer all or any portion of such Regulation S Security to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Certificate or the Regulation S Global Certificate, such transfer may be effected only in accordance with this Clause (b)(iv) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Property Trustee, as Securities Registrar, of (A) such Regulation S Security as provided in Section 5.4(a) and instructions satisfactory to the Property Trustee directing that a beneficial interest in the Restricted Global Certificate or Regulation S Global Certificate in a specified share amount not greater than the share amount of such Preferred Security be credited to a specified participant's account and

         (B) if the transfer is to occur during the Restricted Period and the specified account is to be credited with a beneficial interest in the Restricted Global Certificate, a Restricted Securities Certificate satisfactory to the Property Trustee and duly executed by such Holder or his attorney duly authorized in writing then the Property Trustee, as Securities Registrar but subject to Clause (b)(vii) below, shall cancel such Regulation S Security (and issue a new Regulation S Security in respect of any untransferred portion thereof) as provided in Section 5.4(a) and increase the principal amount of the Restricted Global Certificate or the Regulation S Global Certificate, as the case may be, by the specified principal amount as provided in Section 5.11(b).

                           (v) Non-Global Certificate to Non-Global Certificate. A Security that is not a Global Certificate may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Certificate as provided in Section 5.11, provided that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Preferred Security and the transfer is to occur during the Restricted Period, then the Property Trustee shall have received (A) a Restricted Securities Certificate, satisfactory to the Property Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Property Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Preferred Security (subject in every case to Section 5.4(c)).

                           (vi)  Exchanges between Global Certificate
         and Non-Global Certificate. A beneficial interest in a Global Certificate may be exchanged for a Preferred Security that is not a Global Certificate as provided in Section 5.11 to an institution that is an accredited investor within the meaning of Rule 501(a)(1), (2),
         (3) or (7) of Regulation D of the Securities Act of 1933, as amended, provided that, if such interest is a beneficial interest in the Restricted Global Certificate, or if such interest is a beneficial interest in the Regulation S Global Certificate and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 5.4(c)). A Preferred Security that is not a Global Certificate may be exchanged for a beneficial interest in a Global Certificate only if (A) such exchange occurs in connection with a transfer effected in accordance with Clause (b)(iii) or (iv) above or (B) such Security is a Regulation S Preferred Security and such exchange occurs after the Restricted Period.

                           (vii) Regulation S Global Certificate to be Held Through Euroclear or Cedel during Restricted Period. The Depositor shall use its best efforts to cause the Clearing Agency to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Certificate may be held only in or through accounts maintained at the Clearing Agency by Euroclear or Cedel (or by participants acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(vii) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) or (vi) above.

                  (c) Securities Act Legends. Rule 144A Securities, Certificated Preferred Securities and their respective Successor Securities shall bear a Restricted Securities Legend as set forth in Section 5.15, and the Regulation S Preferred Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                           (i) subject to the following Clauses of this Section 5.4(c), a Preferred Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Certificate or any portion thereof shall bear the Securities Act Legend borne by such Global Certificate while represented thereby;

                           (ii) subject to the following Clauses of this Section 5.4(c), a new Preferred Security which is not a Global Certificate and is issued in exchange for another Preferred Security (including,a Global Certifi-

         cate) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Preferred Security, provided that, if such new Preferred Security is required pursuant to
         Section 5.4(b)(v) or (vi) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Preferred Security is so required to be issued in the form of a Regulation S Preferred Security, it shall bear a Regulation S Legend;

                           (iii) Any Preferred Securities which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement), together with their Successor Securities shall not bear a Securities Act Legend; the Depositor shall inform the Property Trustee in writing of the effective date of any such registration statement registering the Preferred Securities under the Securities Act and shall notify the Property Trustee at any time when prospectuses may not be delivered with respect to Preferred Securities to be sold pursuant to such registration statement. The Property Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

                           (iv) at any time after the Preferred Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Preferred Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Preferred Security (other than a Global Certificate) or any portion thereof which bears such a legend if the Property Trustee has received an Unrestricted Securities Certificate, satisfactory to the Property Trustee and duly executed by the Holder of such legended Preferred Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Property Trustee shall authenticate and deliver such a new Preferred Security in exchange for or in lieu of such other Preferred Security as provided in this
         Article 5;

                           (v) a new Preferred Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Preferred Security (other than a Global Certificate) or any portion thereof which bears such a legend if, in the Depositor's judgment, placing such a legend upon such new Preferred Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Property Trustee, at the direction of the Depositor, shall authenticate and deliver such a new Preferred Security as provided in this Article 5; and

                           (vi) notwithstanding the foregoing provisions of this
         Section 5.4(c), a Successor Security of a Preferred Securities that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Depositor has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Property Trustee, at the direction of the Depositor, shall authenticate and deliver a new Preferred Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article 5.

                  SECTION 5.5. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for authentication and delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicative Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

                  SECTION 5.6. Persons Deemed Securityholders. The Property Trustee and the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoev-er, and neither the Property Trustee nor the Securities Registrar shall be bound by any notice to the contrary.

                  SECTION 5.7. Access to List of Securityholders' Names and Addresses. The Administrative Trustees or the Depositor shall furnish or cause to be furnished (unless the Property Trustee is acting as Securities Registrar with respect to the Trust Securities under the Trust Agreement) a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date (a) to the Property Trustee, quarterly at least 5 Business Days before each Distribution Date, and
(b) to the Property Trustee, promptly after receipt by the Depositor of a request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding rights of the Trustee shall be as provided in the Trust Indenture Act, except to the extent
Section 3819 of the Delaware Business Trust Act would require greater access to such information, in which case the latter shall apply. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 5.8. Maintenance of Office or Agency. The Securities Registrar shall maintain in The City of New York an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Securities Registrar initially designates One State Street, 11th Floor, New York, New York 10004, Attention: Corporate Trust Department, as its principal corporate trust office for such purposes. The Securities Registrar shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

                  SECTION 5.9. Appointment of Paying Agent. In the event that the Preferred Securities are not in book-entry form only, the Trust shall maintain in the Borough of Man-hattan, City of New York, an office or agency (the "Paying Agent") where the Preferred Securities may be presented for payment. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the Property Trustee and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Depositor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). Each successor Paying Agent or any additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to each Securityholder. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  SECTION 5.10. Ownership of Common Securities by Depositor. On the Closing Date provided for in Section 2.5, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, any attempted transfer of the Common Securities shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE".

                  SECTION 5.11. Global Securities; Non-Global Securities; Common Securities Certificate. (a) Each Global Certificate authenticated under this Trust Agreement shall be registered in the name of the Clearing Agency designated by the Depositor for such Global Certificate or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a Preferred Security for all purposes of this Trust Agreement.

                  (b) If a Global Certificate is to be exchanged for Certificated Preferred Securities or canceled in whole, it shall be surrendered by or on behalf of the Clearing Agency, its nominee or custodian to the Property Trustee, as Securities Registrar, for exchange or cancellation as provided in this Article 5. If any Global Certificate is to be exchanged for Certificated Preferred Securities or cancelled in part, or if another Preferred Security is to be exchanged in whole or in part for a beneficial interest in any Global Certificate, in each case, as provided in Section 5.4, then either (i) such Global Certificate shall be so surrendered for exchange or cancellation as provided in this Article 5 or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such Certificated Preferred Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Property Trustee, as Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Certificate, the Property Trustee shall, subject to Section 5.4 and as otherwise provided in this Article 5, authenticate and deliver any Preferred Securities issuable in exchange for such Global Certificate (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Clearing Agency or its authorized representative. Upon the request of the Property Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Depositor shall promptly make available to the Property Trustee a reasonable supply of Preferred Securities that are not in the form of Global Certificates. The Property Trustee shall be entitled to rely upon any order, direction or request of the Clearing Agency or its authorized representative which is given or made pursuant to this Article 5 if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (c) Every Preferred Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Certificate or any portion thereof, whether pursuant to this Article 5 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Certificate, unless such Preferred Security is registered in the name of a Person other than the Clearing Agency for such Global Certificate or a nominee thereof.

                  (d) The Clearing Agency or its nominee, as registered owner of a Global Certificate, shall be the holder of such Global Certificate for all purposes under the Trust Agreement and the Preferred Securities, and owners of beneficial interests in a Global Certificate shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such Owner's beneficial interest in a Global Certificate will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee or its participants and such owners of beneficial interests in a Global Certifi-cate will not be considered the owners or holders of such Global Certificate for any purpose of this Trust Agreement or the Preferred Securities.

                  (e) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

                  SECTION 5.12. Notices to Clearing Agency. To the extent that a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to provide notices directly to the Owners.

                  SECTION 5.13. Definitive Preferred Securities Certificates. Notwithstanding any other provision in this Trust Agreement other than as provided for in Section 5.4(b)(vi), no Global Certificate may be exchanged in whole or in part for Preferred Securities registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Certificate or a nominee thereof unless (i) such Clearing Agency (A) has notified the Depositor that it is unwilling or unable to continue as Clearing Agency for such Global Certificate or (B) has ceased to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, and in either case the Trust and the Depositor thereupon fails to appoint a successor Clearing Agency, (ii) the Trust and the Depositor, at their option, notify the Property Trustee in writing that it elects to cause the issuance of the Preferred Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default. In all cases, Certificated Preferred Securities delivered in exchange for any Global Certificate or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Clearing Agency (in accordance with its customary procedures).

                  SECTION 5.14. Rights of Securityholders. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and, when issued and delivered to Securityholders against payment of the purchase price therefor, will be fully paid and nonassessable by the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  Section 5.15. Restrictive Legends. (a) The Restricted Global Certificate and the Certificated Preferred Securities shall bear the following legend (the "Restricted Securities Legend") unless the Depositor determines otherwise in accordance with applicable law:

                  "THE SECURITIES EVIDENCED HEREBY AND THE COMMON STOCK ISSUABLE UPON THEIR CONVERSION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY ANY INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT,
(1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR (B) BY ANY INITIAL INVESTOR THAT IS A QUALIFIED INSTITUTIONAL BUYER OR BY ANY SUBSEQUENT INVESTOR, AS SET FORTH IN CLAUSE (A) ABOVE OR TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE (A) AND (B), IN COMPLI-

ANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. SECURITIES OWNED BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM AND MAY NOT BE TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS, AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO BELOW."

                  (b) The Regulation S Preferred Securities shall bear the following legend (the "Regulation S Legend") unless the Depositor determines otherwise in accordance with the applicable law:

                  "THE SECURITIES EVIDENCED HEREBY AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE."

                                   ARTICLE 6

                   ACT OF SECURITYHOLDERS; MEETINGS; VOTING

                  SECTION 6.1. Limitations on Voting Rights. (a) Except as provided in this Section, in Section 8.9 and 10.2 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

                  (b) Subject to Section 8.2 hereof, if an Event of Default with respect to the Preferred Securities has occurred and been subsequently cured, waived or otherwise eliminated, the provisions of Section 6.1(b)(ii) hereof shall apply. During (x) the period commencing on the date of the occurrence of an Event of Default with respect to the Preferred Securities and ending on the date when such Event of Default is cured, waived or otherwise eliminated, or (y) any period not described in either the preceding sentence or the preceding clause (x), the provisions of Section 6.1(b)(i) shall apply.

                           (i) The holders of a majority in aggregate liquidation amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under the Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debentures are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (B) waive any past default which is waivable under Section 5.13 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of all Trust Securities, voting together as a single class); provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify all Holders of record of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States Federal income tax purposes on account of such action.

          (ii) Subject to Section 8.2 of this Trust Agreement and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated the holders of a majority in aggregate liquidation amount of the Common Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under the Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debentures are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (B) waive any past default which is waivable under Section 5.13 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Common Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of all Trust Securities, voting together as a single class); provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Common Securities. The Trustees shall not revoke any action previ-
         ously authorized or approved by a vote of the Holders of the Common Securities, except by a subsequent vote of the Holders of the Common Securities. The Property Trustee shall notify all Holders of record of the Common Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States Federal income tax purposes on account of such action.

                  (c) If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities.

                  SECTION 6.2. Notice of Meetings. Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Preferred Securityholder of record, at its registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

                  SECTION 6.3. Meetings of Preferred Security- holders. No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of Preferred Securities to vote on any matters as to which such Holders are entitled to vote.

                  Holders of record of 50% of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

                  If a quorum is present at a meeting, an affirmative vote by the Holders of record of Preferred Securities present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their Liquidation Amount) held by Holders of record of Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

                  SECTION 6.4. Voting Rights. Securityholders shall be entitled to one vote for each $50 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote. Notwithstanding that holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Depositor, the Trustees or any affiliate of any Trustee shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.

                  SECTION 6.5. Proxies, Etc. At any meeting of Securityholders, any Securityholders entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or represented by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

                  SECTION 6.6. Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

                  SECTION 6.7. Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distributions or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

                  SECTION 6.8. Acts of Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidence thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

                  The ownership of Preferred Securities shall be proved by the Securities Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

                  Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

                  If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article 6, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

                  Upon the occurrence and continuation of an Event of Default, the holders of Preferred Securities shall rely on the enforcement by the Property Trustee of its rights as holder of the Debentures against the Depositor. If the Property Trustee fails to enforce its rights as holder of the Debentures after a request therefor by a holder of Preferred Securities, such holder may proceed to enforce such rights directly against the Depositor. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Depositor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the Redemption Date), then a holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, for enforcement of payment to such holder of the principal amount of or interest on Debentures having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such holder after the respective due date specified in the Debentures (a "Direct Action"). In connection with any such Direct Action, the rights of the Depositor will be subrogated to the rights of any holder of the Preferred Securities to the extent of any payment made by the Depositor to such holder of Preferred Securities as a result of such Direct Action.

                  A Securityholder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person or entity.

                  SECTION 6.9. Inspection of Records. Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   ARTICLE 7

                        REPRESENTATIONS AND WARRANTIES

                  SECTION 7.1. Representations and Warranties of the Property Trustee and the Delaware Trustee. The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that (each such representation and warranty made by the Property Trustee and the Delaware Trustee being made only with respect to itself):

                  (a) the Property Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York;

                  (b) the Delaware Trustee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (c) each of the Property Trustee and the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                  (d) this Trust Agreement has been duly authorized, executed and delivered by each of the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of the Property Trustee and the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (e) the execution, delivery and performance by each of the Property Trustee and the Delaware Trustee of this Trust Agreement have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate either of the Property Trustee's or the Delaware Trustee's charter or by-laws, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, corporate, or trust powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

                  (f) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as appropriate in context) contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing Federal law governing the banking, corporate or trust powers of the Property Trustee or the Delaware Trustee, as the case may be, under the laws of the United States or the State of Delaware;

                  (g) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

                  SECTION 7.2. Representations and Warranties of Depositor. The Depositor hereby represents and warrants for the benefit of the Securityholders that:

                  (a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders will be, as of such date, entitled to the benefits of this Trust Agreement; and

                  (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                   ARTICLE 8
                                 THE TRUSTEES

                  SECTION 8.1. Certain Duties and Responsibilities. (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Trust Agreement and the Trust Indenture Act and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 8.2) of which a responsible officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Trust Agreement and the Trust Indenture Act, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. Nothing in this Trust Agreement shall be construed to release the Administrative Trustees from liability for their own grossly negligent action, their own grossly negligent failure to act, or their own willful misconduct. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Administrative Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

                  (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

                  (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iii) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property as fiduciary assets, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                  (iv) The Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

                  (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

                  SECTION 8.2. Notice of Defaults. (a) Within ten days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in
Section 10.8, notice of such Event of Default to the holders of Preferred Securities, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived, provided that, except for a default in
                                         --------
the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee, or a trust committee of directors and/or responsible officers of the Property Trustee in good faith determines that the withhold-ing of such notice is in the interests of the Holders of the Preferred Securities.

                  (b) Within ten days after the receipt of notice of the Depositor's exercise of its right to extend the interest payment period for the Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders, unless such exercise shall have been revoked.

                  (c) The Holders of a majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying
                                           --------
Debenture Event of Default:

                       (i) is not waivable under the Indenture, the Event of Default under the Trust Agreement shall also not be waivable; or

                       (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Trust Agreement may only be waived by the vote of the Holders of the same proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                  The provisions of Section 6.1(b) and this Section 8.2(c) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such
(S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote, or consent of the Holders of the Common Securities.

                  (d) The Holders of a majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Debenture
                                 --------
Event of Default:

                       (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
         Section 8.2(d), the Event of Default under the Trust Agreement shall also not be waivable; or

                       (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this Section 8.2(d), the Event of Default under the Trust Agreement may only be waived by the vote of the Holders of the same proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have
-------- -------
waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The provisions of Section 6.1(b) and this Section 8.2(d) shall be in lieu of (S)316(a)(1)(B) of the Trust Indenture Act and such
(S)316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this

Section 8.2(d), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (e) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Trust Agreement. The foregoing provisions of this Section 8.2(e) shall be in lieu of
(S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act.

                  SECTION 8.3. Certain Rights of Property Trustee. Subject to the provisions of Section 8.1:

                  (a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) if no Event of Default has occurred and is continuing and,
(i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or
(iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property

Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business
Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                  (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

                  (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate and an Opinion of Counsel which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

                  (e) the Property Trustee shall have no duty to accomplish any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                  (f) the Property Trustee may consult with counsel (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

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

                  (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolutions, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by Holders of record of 25% or more of the Preferred Securities (based upon their Liquidation Amount), but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys or an Affiliate, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

                  (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

                  (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

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

                  No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  SECTION 8.4. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Trust Securities Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

                  SECTION 8.5. May Hold Securities. Except as provided in the definition of the term "Outstanding" in Article 1, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Section 8.8 and 8.12, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

                  SECTION 8.6.  Compensation; Indemnity; Fees.

                  The Depositor agrees:

                  (a) to pay the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

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

                  (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee,
(iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions; and

                  (d) no Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

                  SECTION 8.7. Property Trustee Required; Eligibility of Trustees. (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal

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

entity that shall act through one or more persons authorized to bind that entity.

                  (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

                  SECTION 8.8. Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

                  SECTION 8.9. Resignation and Removal; Appointment of Successor. (a) Subject to Sections 8.9(b) and 8.9(c), Trustees (the "Relevant Trustee") may be appointed or removed without cause at any time:

                       (i) until the issuance of any Trust Securities, by written instrument executed by the Depositor; and

                       (ii) after the issuance of any Securities, by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class.

                  (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as a Property Trustee under Section 8.7 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the removed Property Trustee.

                  (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.7 (a "Successor Delaware Trustee")

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

has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the removed Delaware Trustee.

          (d)  A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Depositor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:
                         --------  -------

               (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                    (1) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                    (2) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the resigning Delaware Trustee.

          (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 8.9(d).

          (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted

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

appointment as provided in this Section 8.9 within 60 days after delivery pursuant to this Section 8.9 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (h) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

          (i) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or the Delaware Trustee, as the case may be, set forth in Section 8.7).

          (j) The indemnity provided to a Trustee under Section 8.6 shall survive any Trustee's resignation or removal.

          SECTION 8.10. Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee;

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

but, on the request of the Depositor or the successor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Depositor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and if the Property Trustee is the resigning Trustee shall duly assign, transfer and deliver to the successor Trustee all property and money held by such retiring Property Trustee hereunder.

          In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder.

          Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

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

          No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

          SECTION 8.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          SECTION 8.12. Preferential Collection of Claims Against Depositor or Trust. If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

          SECTION 8.13. Reports by Property Trustee. (a) To the extent required by the Trust Indenture Act, within 60 days after December 31 of each year commencing with December 31, 1996 the Property Trustee shall transmit to all Securityholders in accordance with Section 10.8 and to the Depositor, a brief report dated as of such December 31 with respect to:

          (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

          (ii) a statement that the Property Trustee has complied with all of its obligations under this Trust Agreement during the twelve-month period (or, in the case of the initial report, the period since the Clos-

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

     ing Date) ending with such December 31 or, if the Property Trustee has not complied in any material respects with such obligations, a description of such noncompliance; and

          (iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

          (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (c) A copy of such report shall, at the time of such transmissions to Holders, be filed by the Property Trustee with each national securities exchange or self-regulatory organization upon which the Trust Securities are listed, with the Commission and with the Depositor.

          SECTION 8.14. Reports to the Property Trustee. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

          SECTION 8.15. Evidence of Compliance with Conditions Precedent. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

          SECTION 8.16. Number of Trustees. (a) The number of Trustees shall be five, provided that the Holder of all of the Common Securities by written instrument may increase

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or decrease the number of Administrative Trustees. The Property Trustee and the
Delaware Trustee may be the same Person.

          (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.16(a), or if the number of Trustees is increased pursuant to Section 8.16(a), a vacancy shall occur.

          (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.9, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

          SECTION 8.17. Delegation of Power. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereof filed with the Commission, or making any other governmental filing.

          (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

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

                                   ARTICLE 9
                      TERMINATION, LIQUIDATION AND MERGER

          SECTION 9.1. Termination upon Expiration Date. Unless earlier terminated, the Trust shall automatically terminate on November 25, 2041 (the "Expiration Date"), following the distribution of the Trust Property in accordance with Section 9.4.

          SECTION 9.2. Early Termination. The first to occur of any of the following events is an "Early Termination Event":

          (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

          (b) the occurrence of a Special Event except in the case of a Tax Event following which the Depositor has elected (i) to pay any Additional Sums (in accordance with Section 4.4) such that the net amount received by Holders of Preferred Securities in respect of Distributions are not reduced as a result of such Tax Event and the Depositor has not revoked any such election or failed to make such payments or (ii) to redeem all or some of the Debentures pursuant to
Section 4.4(a);

          (c) the redemption, conversion or exchange of all of the Trust Securities;

          (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction and

          (e) receipt by the Property Trustee of written notice from the Depositor at any time (which direction is optional and wholly within the discretion of the Depositor) of its intention to terminate the Trust and distribute the Debentures in exchange for the Preferred Securities.

          SECTION 9.3. Termination. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final

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

payment of the Trust Securities; (b) the payment of all expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

          SECTION 9.4. Liquidation. (a) If an Early Termination Event specified in clause (a), (b), (d) or (e) of Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Trust Securities held by such Holder, subject to
Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address as it appears in the Securities Register. All notices of liquidation shall:

          (i)  state the Liquidation Date;

          (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Preferred Securities held by such Holder; and

          (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or, if
     Section 9.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

          (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem

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

appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

          (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency or its nominee, as the record holder of such Trust Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any Trust Securities Certificates not held by the Clearing Agency will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Preferred Securities held by such Holders, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Securities until such certificates are presented to the Property Trustee for transfer or reissuance.

          (d)  In the event that, notwithstanding the other provisions of this
Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Event of Default has

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

occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

          SECTION 9.5. Mergers, Consolidations, Amalgamations or Replacements of the Trust. The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except pursuant to this Section 9.5. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Property Trustee, the Delaware Trustee or the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures,
(iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, if any,
(iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securi-

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

ties (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity), (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act, and (c) following such merger, consolidation, amalgamation or replacement, the Trust or such successor entity will be treated as a grantor trust for United States Federal income tax purposes and (viii) the Depositor or any permitted successor or assignee owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States Federal income tax purposes.

                                  ARTICLE 10
                           MISCELLANEOUS PROVISIONS

          SECTION 10.1. Limitation of Rights of Securityholders. The death or incapacity of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such person or any Securityholder for such person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          SECTION 10.2. Amendment. (a) This Trust Agreement may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an "investment company" under the 1940 Act, or be classified as other than a grantor trust for United States Federal income tax purposes, or
(iii) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Trust Agreement under the Trust Indenture Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

          (b) Except as provided in Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor with (i) the consent of Holders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding, acting as a single class, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trustee's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from the status of an "investment company" under the 1940 Act, provided, however, if any amendment or proposal that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment or otherwise, would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a majority in liquidation amount of such class of Trust Securities.

          (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or other-wise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (c) of this Section 10.2 may not be amended.

          (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from the status of an "investment company" under the 1940 Act or be classified as other than a grantor trust for United States Federal income tax purposes.

          (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor.

          (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

          (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

          SECTION 10.3. Separability. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 10.4. GOVERNING LAW. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT IN THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELA-

WARE WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES AND EXCLUDING SECTIONS 3540 AND 3561 OF TITLE 12 THEREOF.

          SECTION 10.5. Payments Due on Non-Business Day. If the date fixed for any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day except as otherwise provided in Section 4.1(a) and Section 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

          SECTION 10.6. Successors. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article 8 of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

          SECTION 10.7. Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

          SECTION 10.8. Reports, Notices and Demands. Any report, notice, demand or other communications which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities.

          Any notice to Preferred Securityholders shall also be given to such Owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given, or made, for all purposes, upon hand delivery, mailing or transmission.

          Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee, to IBJ Schroder Bank & Trust Company, One State Street, 11th Floor, New York, New York 10004, Attention: Corporate Trust & Agency Department, (b) with respect to the Delaware Trustee, to Delaware Trust Capital Management, Inc., 900 Market Street, Wilmington, Delaware 19801, with a copy of any such notice to the Property Trustee at its address above, and (c) with respect to the Administrative Trustees, to them at the address for notices to the Depositor, marked "Attention: Secretary". Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

          SECTION 10.9. Agreement Not to Petition. Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with
Article 9, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that, at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Trust Agreement.

          SECTION 10.10. Trust Indenture Act; Conflict with Trust Indenture Act. (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are re-quired to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is the trustee for the purposes of the Trust Indenture Act.

          (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or to be excluded, as the case may be.

          (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          SECTION 10.11. ACCEPTANCE OF TERMS OF TRUST AGREEMENT, GUARANTEE AND INDENTURE. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

          SECTION 10.12. Counterparts. This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                                  ARTICLE 11
                              REGISTRATION RIGHTS

          SECTION 11.1. Registration Rights. The Holders of the Preferred Securities, the Debentures and the Guarantee and the shares of Common Stock of the Depositor issuable upon conversion of the Debentures and/or the Preferred Securities (collectively, the "Registrable Securities") are entitled to the benefits of a Registration Rights Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                    HOST MARRIOTT CORPORATION,
                                    as Depositor


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    IBJ SCHRODER BANK & TRUST COMPANY,
                                    as Property Trustee


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    DELAWARE TRUST CAPITAL MANAGEMENT, INC., as Delaware Trustee


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:




                                        ----------------------------------------
                                        Robert E. Parsons, Jr.,
                                        as Administrative Trustee


                                        ----------------------------------------
                                        Bruce D. Wardinski,
                                        as Administrative Trustee


                                        ----------------------------------------
                                        Christopher G. Townsend,
                                        as Administrative Trustee

                                                                       EXHIBIT A

                             CERTIFICATE OF TRUST
                                      OF
                         HOST MARRIOTT FINANCIAL TRUST

                                                                       EXHIBIT B

                              FORM OF CERTIFICATE
                             DEPOSITARY AGREEMENT

                                                                       EXHIBIT C

         THE SECURITIES EVIDENCED HEREBY AND THE COMMON STOCK ISSUABLE UPON THEIR CONVERSION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY ANY INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT,
(1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR (B) BY ANY INITIAL INVESTOR THAT IS A QUALIFIED INSTITUTIONAL BUYER OR BY ANY SUBSEQUENT INVESTOR, AS SET FORTH IN CLAUSE (A) ABOVE OR TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE (A) AND (B), IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. SECURITIES OWNED BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM AND MAY NOT BE TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS, AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO BELOW."

                     THIS CERTIFICATE IS NOT TRANSFERABLE

Certificate Number                                   Number of Common Securities

                   Certificate Evidencing Common Securities
                                      of
                         Host Marriott Financial Trust

                               Common Securities
                 (liquidation amount $50 per Common Security)

                  Host Marriott Financial Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Host Marriott Corporation (the "Holder") is the registered owner of ______________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). In accordance with Section 5.10 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of December 2, 1996, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of the Common Securities as set forth therein. The Holder is entitled to the benefits of the Common Securities Guarantee Agreement entered into by Host Marriott Corporation, a Delaware corporation, and IBJ Schroder Bank & Trust Company, as Guarantee Trustee, dated as of December 2, 1996 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 2nd day of December 1996.

                                                 HOST MARRIOTT FINANCIAL TRUST

                                            By:
                                                 -------------------------
                                                 Name:
                                                 As Administrative Trustee



               PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Common Securities referred to in the within-mentioned Trust Agreement.

Dated:

                                                 IBJ Schroder Bank & Trust
                                                 Company, as Property Trustee

                                                 By:
                                                     --------------------------
                                                     Authorized Signatory

                                                                       EXHIBIT D

                  [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE, INSERT - This Preferred Security is a Book-Entry Preferred Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company ("DTC") or a nominee of DTC. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of
DTC) may be registered except in limited circumstances.]

                  Unless this Preferred Security is presented by an authorized representative of DTC (55 Water Street, New York), to Host Marriott Financial Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Certificate Number                          Number of Preferred Securities

        ---                                            CUSIP NO.

                  Certificate Evidencing Preferred Securities

                                      of

                         Host Marriott Financial Trust

                    6 3/4% Convertible Preferred Securities
                (liquidation amount $50 per Preferred Security)

                  Host Marriott Financial Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that __________________ (the "Holder") is the registered owner of _______ preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Host Marriott Financial Trust
6 3/4% Convertible Preferred Securities (liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of December 2, 1996 as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Host Marriott Corporation, a Delaware corporation, and IBJ Schroder Bank & Trust Company, as Guarantee Trustee, dated as of December 2, 1996 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

                  IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 2nd day of December 1996.

                         HOST MARRIOTT FINANCIAL TRUST

                         By:
                            -----------------------------
                            Name:
                            An Administrative Trustee

               PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.

Dated:

                         IBJ Schroder Bank & Trust
                         Company, as Property Trustee

                         By:
                            -----------------------------
                            Authorized Signatory

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------


agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -------------------------

Signature:
          ---------------------

(Sign exactly as our name appears on the other side of this Preferred Security Certificate)

                    [TO BE ATTACHED TO GLOBAL CERTIFICATE]

                                  SCHEDULE A

                    The initial liquidation amount of this Global Certificate shall be $__________. The following increases or decreases in the liquidation amount of this Global Certificate have been made:

=================================================================================================================
                 Amount of in-
                 crease in Liqui-
                 dation Amount of                                Liquidation
                 this Global Cer-        Amount of de-           Amount of this          Signature of
                 tificate includ-        crease in Liqui-        Global Certifi-         authorized offi-
                 ing upon exercise       dation Amount of        cate following          cer of Trustee
                 of over-allotment       this Global Cer-        such decrease or        or Securities
Date Made        option                  tificate                increase                Custodian
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

=================================================================================================================

                                                            EXHIBIT E -- Form of
                                                        Regulation S Certificate

                           REGULATION S CERTIFICATE

(For transfers pursuant to Sections 5.4(b)(i), (iii) and (v) of the Trust Agreement)

[Property Trustee]

Attention:  Corporate Trust Department

         Re:  6 3/4% Convertible Quarterly Income Preferred
              Securities of Host Marriott Financial Trust
              (the "Securities")
              ---------------------------------------------------

         Reference is made to the Amended and Restated Trust Agreement, dated as of December 2, 1996 (the "Trust Agreement"), among Host Marriott Corporation (the "Company"), IBJ Schroder Bank & Trust Company, Delaware Trust Capital Management, Inc. and the Administrative Trustees named therein. Terms used herein and defined in the Trust Agreement or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to _________ shares of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s). ________________________

         CERTIFICATE No(s). __________________

         The Person in whose name this certificate is executed below
(the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Certificate, they are held through the Clearing Agency or partic-ipant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                  (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                  (B) the offer of the Specified Securities was not made to a person in the United States;

                  (C)      either:

                           (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                           (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                  (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

                  (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                  (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securi-ties Act.

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has lapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                  (B) the transfer is occurring after a holding period of at least three years has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Purchasers.

Dated:  ___________

                  (Print the name of the Undersigned, as such term is defined in the second paragraph of this certif-icate)

                  By:
                           Name:
                           Title:

                  (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                              EXHIBIT F -- Form of Restricted
                                                      Securities Certificate

                       RESTRICTED SECURITIES CERTIFICATE

          (For transfers pursuant to Sections 5.4(b)(ii), (iii), (iv)
                        and (v) of the Trust Agreement)

[Property Trustee]

Attention:  Corporate Trust Department

         Re:    6 3/4% Convertible Quarterly Income
                Preferred Securities of Host Marriott
                Financial Trust (the "Securities")
                ------------------------------------------

         Reference is made to the Amended and Restated Trust Agreement, dated as of December 2, 1996 (the "Trust Agreement"), among Host Marriott Corporation (the "Company"), IBJ Schroder Bank & Trust Company, Delaware Trust Capital Management, Inc. and the Administrative Trustees named therein. Terms used herein and defined in the Trust Agreement or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to _________ shares of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):


         CUSIP No(s). ________________________

         CERTIFICATE No(s). __________________

         The Person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Certificate, they are held through the Clearing Agency or partic-ipant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                  (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and is being effected in accordance with the applicable amount, manner of sale, and notice requirements of rule 144; or

                  (B) the transfer is occurring after a holding period of at least three years has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust.

                  (3) Regulation S Transfers. If the transfer is being effected in accordance with Regulation S:

                  (A) the transfer is being made to a person who is not a U.S. person; or

                  (B) the transferee is not acquiring such Specified Securities for the account or benefit of any U.S. person.

         This certificate and the statements contained herein are made for your benefit and benefit of the Trust and the Purchasers.

Dated:___________________________
      (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

      By:__________________________
           Name:
           Title:

      (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                               EXHIBIT G -- Form of Unrestricted
                                                          Securities Certificate

                    UNRESTRICTED SECURITIES CERTIFICATE

(For removal of Securities Act Legends pursuant to Section 5.4(c))

[Property Trustee]

Attention:  Corporate Trust Department

 Re:     6 3/4% Convertible Quarterly Income Preferred Securities
         of Host Marriott Financial Trust (the "Securities")
         -----------------------------------------------------------

         Reference is made to the Amended and Restated Trust Agreement, dated as of December 2, 1996 (the "Trust Agreement"), among Host Marriott Corporation (the "Company"), IBJ Schroder Bank & Trust Company, Delaware Trust Capital Management, Inc. and the Administrative Trustees named therein. Terms used herein and defined in the Trust Agreement or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to ________________ shares of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s). ____________________________

         CERTIFICATE No(s). ______________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Certificate, they are held through the Clearing Agency or participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Certificate, they are registered in the name of the Undersigned as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 5.4(c) of the Trust Agreement. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least three years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Purchasers.

Dated:___________________________________
           (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

           By:____________________________
                Name:
                Title:

           (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                       EXHIBIT H

                             NOTICE OF CONVERSION

To:  IBJ Schroder Bank & Trust Company
           as Property Trustee of
           Host Marriott Financial Trust

                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of HOST MARRIOTT CORPORATION (the "Host Marriott Common Stock") in accordance with the terms of the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of December 2, 1996, by Robert E. Parsons, Jr., Bruce D. Wardinski and Christopher G. Townsend, as Administrative Trustees, Delaware Trust Capital Management, Inc., as Delaware Trustee, IBJ Schroder Bank & Trust Company, as Property Trustee, Host Marriott Corporation, as Depositor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Trust Agreement. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Trust Agreement) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Trust Agreement) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth in the Trust Agreement) and (ii) immediately convert such Debentures on behalf of the undersigned, into Host Marriott Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth in the Trust Agreement).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of its conversion rights in accordance with the terms of the Trust Agreement and the Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the

Host Marriott Common Stock issuable upon conversion of the Preferred Securities.

Date:               ,
      --------------  ----

     in whole                                  in part
              --                                       --

                                               Number of Preferred Securities
                                               to be converted:                -
                                                                ---------------

                                               --------


                                               If a name or names other than the
                                               undersigned, please indicate in
                                               the spaces below the name or
                                               names in which the shares of Host
                                               Marriott Common Stock are to be
                                               issued, along with the address or
                                               addresses of such person or
                                               persons


                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------


                                          -------------------------------------
                                          Signature (for conversion only)

                                               Please Print or Typewrite Name
                                               and Address, Including Zip Code,
                                               and Social Security or Other
                                               Identifying Number


                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                          Signature Guarantee:*
                                                                ---------------



----------------------------

* (Signature must be guaranteed by an institution which is a member of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program
      (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.)

                                      H-2